Exhibit (a)(18)

DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

Deutsche Global/International Fund, Inc., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Charter of the Corporation and Sections 2-208, 2-208.1 and 2-105(c) of the Maryland General Corporation Law, the Board of Directors has:

(a)       increased the aggregate number of shares of authorized capital stock of the Corporation by 50,000,000 shares, from 3,059,993,796 shares to 3,109,993,796 shares;

(b)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series, such Class being designated as the “Class T” shares of the Deutsche Enhanced Emerging Markets Fixed-Income Fund Series;

(c)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Enhanced Global Bond Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Enhanced Global Bond Fund Series, such Class being designated as the “Class T” shares of the Deutsche Enhanced Global Bond Fund Series;

(d)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Global Growth Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Global Growth Fund Series, such Class being designated as the “Class T” shares of the Deutsche Global Growth Fund Series;

(e)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Global Small Cap Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Global Small Cap Fund Series, such Class being designated as the “Class T” shares of the Deutsche Global Small Cap Fund Series;

(f)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche Global Infrastructure Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche Global Infrastructure Fund Series, such Class being designated as the “Class T” shares of the Deutsche Global Infrastructure Fund Series; and

(g)       designated and classified 50,000,000 of the authorized but undesignated shares of the capital stock of the Corporation as additional shares of the Corporation’s Deutsche European Equity Fund Series, with such 50,000,000 shares being designated as a new Class of the Corporation’s Deutsche European Equity Fund Series, such Class being designated as the “Class T” shares of the Deutsche European Equity Fund Series.

SECOND: (a) Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 3,059,993,796 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $30,599,937.96, which shares were designated and classified into the following Series, which Series were subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche Enhanced Emerging Markets Fixed-Income Fund		270,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000

Deutsche Enhanced Global Bond Fund		379,154,575

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	309,154,575

Deutsche Global Growth Fund		370,000,000
	Class A shares	50,000,000
	Class C shares	20,000,000
	Class R shares	50,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000

Deutsche Global Small Cap Fund		230,000,000

	Class A shares	40,000,000
	Class C shares	10,000,000
	Class S shares	30,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000

Deutsche Global Infrastructure Fund		1,350,000,000

	Class A shares	350,000,000

	Class C shares	200,000,000
	Class S shares	500,000,000
	Institutional Class shares	250,000,000
	Class R6 shares	50,000,000

Deutsche European Equity Fund		200,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000

Undesignated		260,839,221

(b) Immediately after the filing of these Articles Supplementary, the Corporation will have the authority to issue 3,109,993,796 shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of $31,099,937.96, which shares will be designated and classified into the following Series, which Series will be subdivided into the following Classes:

Series	Classes	Number of Shares

Deutsche Enhanced Emerging Markets Fixed-Income Fund		320,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class T shares	50,000,000

Deutsche Enhanced Global Bond Fund		429,154,575

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class S shares	309,154,575
	Class T shares	50,000,000

Deutsche Global Growth Fund		420,000,000

	Class A shares	50,000,000
	Class C shares	20,000,000
	Class R shares	50,000,000
	Class S shares	100,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Global Small Cap Fund		280,000,000

	Class A shares	40,000,000
	Class C shares	10,000,000
	Class S shares	30,000,000
	Institutional Class shares	100,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche Global Infrastructure Fund		1,400,000,000

	Class A shares	350,000,000
	Class C shares	200,000,000
	Class S shares	500,000,000
	Institutional Class shares	250,000,000
	Class R6 shares	50,000,000
	Class T shares	50,000,000

Deutsche European Equity Fund		250,000,000

	Class A shares	50,000,000
	Class C shares	50,000,000
	Class S shares	50,000,000
	Institutional Class shares	50,000,000
	Class T shares	50,000,000

Undesignated		10,839,221

THIRD: A description of the “Class T” shares of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, and “Institutional Class” shares of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Enhanced Emerging Markets Fixed-Income Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

FOURTH: A description of the “Class T” shares of the Corporation’s Deutsche Enhanced Global Bond Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Enhanced Global Bond Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, and “Class S” shares of the Corporation’s Deutsche Enhanced Global Bond Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Enhanced Global Bond Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Enhanced Global Bond Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

FIFTH: A description of the “Class T” shares of the Corporation’s Deutsche Global Growth Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Global Growth Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class R”, “Class S”, “Institutional Class”, and “Class R6”shares of the Corporation’s Deutsche Global Growth Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Global Growth Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Global Growth Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

SIXTH: A description of the “Class T” shares of the Corporation’s Deutsche Global Small Cap Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Global Small Cap Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, “Institutional Class”, and “Class R6”shares of the Corporation’s Deutsche Global Small Cap Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Global Small Cap Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Global Small Cap Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

SEVENTH: A description of the “Class T” shares of the Corporation’s Deutsche Global Infrastructure Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche Global Infrastructure Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”,

“Institutional Class”, and “Class R6”shares of the Corporation’s Deutsche Global Infrastructure Cap Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche Global Infrastructure Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche Global Infrastructure Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

EIGHTH: A description of the “Class T” shares of the Corporation’s Deutsche European Equity Fund Series, including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and the terms or conditions of redemption of such shares, as set by the Board of Directors of the Corporation, is as follows:

(a) Except as provided in the Charter of the Corporation and except as described in (b) below, the “Class T” shares of the Corporation’s Deutsche European Equity Fund Series shall be identical in all respects, and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as, as applicable, the “Class A”, “Class C”, “Class S”, and “Institutional Class” of the Corporation’s Deutsche European Equity Fund Series.

(b) Each “Class T” share of the Corporation’s Deutsche European Equity Fund Series may be issued and sold subject to such sales loads or charges, whether initial, deferred or contingent, or any combination thereof, or any other type of sales load or charge; to such expenses and fees (including, without limitation, distribution expenses, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated); to such account size requirements; and to such other rights and provisions; which may the same or different from each of the other classes of the Corporation’s Deutsche European Equity Fund Series, all as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940, as amended, and other applicable law.

NINTH: Except as otherwise provided by the express provisions of these Articles Supplementary, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors of the Corporation to classify and reclassify and issue any unissued shares of the Corporation’s capital stock and to fix or alter all terms thereof to the full extent provided by the Charter of the Corporation.

TENTH: The Board of Directors of the Corporation, acting at a meeting duly called and held on December 2, 2016 duly authorized and adopted resolutions designating and classifying the capital stock of the Corporation as set forth in these Articles Supplementary.

[signatures begin on next page]

IN WITNESS WHEREOF, Deutsche Global/International Fund, Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 2nd day of December, 2016; and its Vice President acknowledges that these Articles Supplementary are the act of Deutsche Global/International Fund, Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DEUTSCHE GLOBAL/INTERNATIONAL FUND, INC.

/s/ Hepsen Uzcan	/s/ John Millette
Name: Hepsen Uzcan	Name: John Millette
Position: Assistant Secretary	Position: Vice President

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